INCOME TAXES (Details 5) - Canada - CAD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
DisclosureOfIncomeTaxesLineItems [Line Items]
Tax losses - gross	$ 192,197	$ 158,437
Tax benefit at tax rate of 26% - 27%	51,731	42,566
Set-off against deferred tax liabilities	(15,827)	(13,346)
Total tax loss assets not recognized	35,904	29,220
Tax credits	1,126	1,126
Total tax credit assets not recognized	$ 1,126	$ 1,126